Amendment No. 1

to

Equity Pledge Agreement

THIS AMENDMENT NO. 1 TO EQUITY PLEDGE AGREEMENT (this “Amendment”) is entered into this 6th day of December, 2011, by China Housing & Land Development, Inc., a Nevada corporation (the “Pledgor”) in favor of 天津乔博信道股权投资基金合伙企业(有限合伙) (Tianjin Cube Xindao Equity Investment Fund Partnership (LLP)); 天津乔博信德股权投资基金合伙企业(有限合伙) (Tianjin Cube Xinde Equity Investment Fund Partnership (LLP)); 天津乔博信仁股权投资基金合伙企业(有限合伙) (Tianjin Cube Xinren Equity Investment Fund Partnership (LLP)); and 天津乔博信艺股权投资基金合伙企业(有限合伙) (Tianjin Cube Xinyi Equity Investment Fund Partnership (LLP)) as pledgees with respect to the Shares (as defined below) (with their successors in such capacity, collectively the “Pledgees” and individually, a “Pledgee”).

RECITALS

WHEREAS, Tsining Housing Development Co., Ltd. (西安新兴房地产开发有限公司) (the “Obligor”), as Borrower and the wholly-owned subsidiary of the Guarantor and the Lenders are direct and indirect parties to various Loan Agreements and certain agreements related thereto dated on or about January 27, 2011 (as amended, restated, or otherwise modified from time to time, the “Loan Agreements”) involving the Lenders separately entrusting China Construction Bank Co. Ltd. (Shanxi Branch) (中国建设银行股份有限公司陕西省分行) to provide a loan of approximately RMB200,000,000 (Two Hundred Million Renminbi Yuan) in aggregate amount to the Obligor (the “Secured Obligations”);

WHEREAS, the Guarantor and the Lenders are parties to that certain Equity Pledge Agreement dated on or about January 27, 2011 (the “Pledge Agreement”);

WHEREAS, the Guarantor, the Lenders and the Obligor are parties to that certain Guarantee Agreement dated as of January 27, 2011 (the “Guarantee”);

WHEREAS, the Guarantor, the Lenders and the Obligor wish to extend the the Loan Agreement for an additional six (6) months with the new maturity date being July 27, 2012;

WHEREAS, in order to extend the Loan Agreement and subject to Clause 1.1 Section 14 below, it is necessary to extend both the Pledge Agreement and the Guarantee up to the date that the Secured Obligations (such Secured Obligations including 100% of the RMB200 million loan principal, plus any accrued and unpaid interest charges and all related penalties and contractual liabilities (if any)) are settled in full by the Obligor and/or the Guarantor (the “Extension”);

WHEREAS, the Guarantor, the Lenders, and the Obligor desire to amend the Pledge Agreement upon the terms and conditions more fully set forth herein in order to effect the Extention.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Pledge Agreement.

1.1 Section 14. Effectiveness and Term. Section 14 of the Pledge Agreement is amended to add the following subsection (c):

“(c) Unless otherwise terminated earlier pursuant to other provisions hereunder or extended by amendment hereto, this Agreement shall expire on the date that the Secured Obligations (such Secured Obligations including 100% of the RMB200 million loan principal, plus any accrued and unpaid interest charges and all penalties and contractual liabilities (if any)) are settled in full by the Obligor and/or the Guarantor).

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Pledge Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

PLEDGOR

CHINA HOUSING & LAND DEVELOPMENT, inc.

By: /s/ Authorized Individual

Name: Authorized Individual
Title: Authorized Individual

OBLIGOR

Tsining Housing Development Co., Ltd.

(Chinese translation: 西安新兴房地产开发有限公司)

By: /s/ Authorized Individual

Name: Authorized Individual
Title: Authorized Individual

PLEDGEES

Tianjin Cube Xindao Equity Investment Fund Partnership (LLP)

(Chinese Translation: 天津乔博信道股权投资基金合伙企业(有限合伙))

By: /s/ Authorized Individual

Name: Authorized Individual
Title: Authorized Individual

Tianjin Cube Xinde Equity Investment Fund Partnership (LLP)

(Chinese Translation: 天津乔博信德股权投资基金合伙企业(有限合伙))

By: /s/ Authorized Individual
Name: Authorized Individual
Title: Authorized Individual

Tianjin Cube Xinren Equity Investment Fund Partnership (LLP)

(Chinese Translation: 天津乔博信仁股权投资基金合伙企业(有限合伙))

By: /s/ Authorized Individual

Name: Authorized Individual
Title: Authorized Individual

Tianjin Cube Xinyi Equity Investment Fund Partnership (LLP)

(Chinese Translation: 天津乔博信艺股权投资基金合伙企业(有限合伙))

By: /s/ Authorized Individual

Name: Authorized Individual
Title: Authorized Individual